GARTMORE VARIABLE INSURANCE TRUST

                            GVIT Small Cap Value Fund
                             GVIT Small Company Fund
                           GVIT Small Cap Growth Fund

                        Supplement dated July 12, 2005 to
                          Prospectus dated May 2, 2005

             The above-referenced prospectus is revised as follows:

       Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement,
             have the meanings assigned to them in the prospectus.

Effective June 20, 2005, a new Dreyfus portfolio management team began managing the Dreyfus portion of the GVIT Small Company Fund. As part of this portfolio manager change described below, Dreyfus implemented a revised investment approach that is also described below. Dreyfus anticipates that the initial implementation of the investment approach used by the new portfolio managers will result in more portfolio turnover than is typical for its portion of the GVIT Small Company Fund prior to June 20, 2005. In pursuing this initial implementation, Dreyfus intends to use its best efforts to dispose of portfolio securities in a manner designed to minimize transaction costs to the extent possible consistent with best execution principles.

1. The second and third paragraphs in the first column on page 11 with respect to the GVIT Small Company Fund are replaced in their entirety as follows:

         THE DREYFUS CORPORATION uses a "bottom-up" core approach investing in a portfolio of stocks that exhibit characteristics of growth or value using a quantitative screening process. This process is driven by computer models that identify and rank stocks based on: (1) fundamental momentum, which means the measures that reflect the changes in short-term earnings outlook through factors such as revised earnings estimates and earnings surprises; (2) relative value, such as current and forecasted price-to-earnings ratios, price-to-book ratios, yields and other price-sensitive data for a stock compared to its past, its peers and the models' overall stock universe; (3) long-term growth, based on measures that reflect the changes in estimated long-term earnings growth over multiple horizons; and (4) additional factors, such as technical factors, trading by company insiders or share issuance/buy-back data. Next, through a "bottom-up" approach, the portfolio managers will focus on stock selection as opposed to making proactive decisions about industry or sector exposure. Over time, the portfolio managers will attempt to construct a portfolio that has exposure to industries and market capitalizations that is generally similar to the portfolio's benchmark. Finally, within each sector, Dreyfus will seek to overweight the most attractive stocks and underweight or not hold the stocks that have been ranked least attractive.

2. The first and second paragraphs on page 20 under "The Dreyfus Corporation (Dreyfus) - GVIT Small Company Fund Portfolio Managers" are replaced in their entirety as follows:

         The primary portfolio managers for the portion of the GVIT Small Company Fund's portfolio managed by Dreyfus is a committee of portfolio managers that comprise the Smallcap Team of Franklin Portfolio Associates LLC, a Dreyfus affiliate. The committee members are John C. Cone, Oliver Buckley, Langton C. Garvin and Kristin Crawford, each of whom are also employees of Dreyfus and will manage the Fund in that capacity. Mr. Cone is Chief Executive Officer, President and a Senior Portfolio Manager of Franklin Portfolio Associates where he has been employed since its inception in 1982. Mr. Buckley is a Senior Vice President and Senior Portfolio Manager of Franklin Portfolio Associates which he joined in 2000. Mr. Garvin is a Senior Vice President and Senior Portfolio Manager of Franklin Portfolio Associates which he joined in 2004; prior thereto, he was a portfolio manager with Batterymarch Financial Management. Ms. Crawford is a Vice President and Portfolio Manager of Franklin Portfolio Associates which she joined in 2000.

         There are no limitations on the role of a committee member with respect to making investment decisions for the portfolio.

           INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                             FOR FUTURE REFERENCE.

                        GARTMORE VARIABLE INSURANCE TRUST

          Gartmore GVIT Nationwide Fund, Gartmore GVIT Growth Fund and
                        Gartmore GVIT Mid Cap Growth Fund

                        Supplement dated July 12, 2005 to
                          Prospectus dated May 2, 2005

             The above-referenced prospectus is revised as follows:

       Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement,
              have the meanings assigned to them in the prospectus

1. The following is added before the last paragraph under "Principal Strategies" for the GVIT Nationwide Fund on page 3:

         The Fund is managed using a multi-style approach. The styles are GROWTH and VALUE with an overlay of QUANTITATIVE measures that select securities based on a proprietary computer-driven model.

2. The first sentence on page 11 under the heading "Gartmore GVIT Nationwide Fund" is replaced with the following:

         Portfolio Managers: Gary D. Haubold, who oversees the value portion of the Fund, and William H. Miller, who oversees the growth portion of the Fund and the quantitative management of the Fund, are responsible for the day-to-day management and selection of the Fund's investments.

         INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR
                               FUTURE REFERENCE.

                        GARTMORE VARIABLE INSURANCE TRUST

Gartmore GVIT Emerging Markets Fund and Gartmore GVIT International Growth Fund

                        Supplement dated July 12, 2005 to
                          Prospectus dated May 2, 2005

             The above-referenced prospectus is revised as follows:

       Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement,
             have the meanings assigned to them in the prospectus.

1. Ben Walker has been added as a co-portfolio manager to the Gartmore GVIT International Growth Fund. Accordingly, the following paragraph is added after the fourth paragraph under "Portfolio Management Team - Gartmore GVIT International Growth Fund" on page 11:

         Ben Walker, CFA, Senior Investment Manager, Global Equities, joined GGP in 1997. Previously he worked in the financial services division of the accounting firm, Arthur Andersen in London, where he qualified as a chartered accountant in August 1997. He has obtained the IMC and is a CFA Charterholder. Mr. Walker graduated from St. Edmund Hall, Oxford University, with an Honours degree in Politics, Philosophy and Economics in 1993.

        INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR
                               FUTURE REFERENCE.